UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
______________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 8, 2026
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GITLAB INC.

(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-40895	47-1861035
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Address Not Applicable[1]		Zip Code Not Applicable[1]
(Address of Principal Executive Offices)		(Zip Code)

 Registrant’s Telephone Number, Including Area Code: Not Applicable

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0000025 per share	GTLB	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company
☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

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1 We are a remote-only company. Accordingly, we do not maintain a headquarters. For purposes of compliance with applicable requirements of the Securities Act and Securities Exchange Act of 1934, as amended, any stockholder communication required to be sent to our principal executive offices may be directed to the agent for service of process at Corporation Service Company, 251 Little Falls Drive, Wilmington, Delaware 19808, or to the email address: reach.gitlab@gitlab.com.

Item 7.01. Regulation FD Disclosure.

Business Update

On July 8, 2026, GitLab Inc. (the “Company”) published slides on the investor relations section of its website at https://ir.gitlab.com/ (the “Business Update Slides”). The Business Update Slides which are attached hereto as attached as Exhibit 99.1, are related to updated business information and are incorporated herein by reference. The Company plans to use the Business Update Slides, in whole or in part, in connection with presentations to investors, analysts and others.
By filing this Current Report on Form 8-K and furnishing the information contained herein, the Company makes no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.
The information contained in the Business Update Slides is summary information that is intended to be considered in the context of the Company’s Securities and Exchange Commission (“SEC”) filings and other public announcements that the Company may make, by press release or otherwise, from time to time. The Company undertakes no duty or obligation to publicly update or revise the information contained in this report, although it may do so from time to time as its management believes is warranted. Any such updating, as deemed appropriate, may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure.
Consumption Business Updates
As part of the Business Update Slides, the Company is providing additional information on early growth trends for consumption-based products, reflected as paid Consumption Run Rate ("CRR"), a figure first disclosed by the Company during the its earnings call for the first quarter ended April 30, 2026 (“Q1 FY27”) held on June 2, 2026. CRR is not material to the Company's financial performance at this time given the recent launch of its consumption-based products. The figure is being supplemented here to provide an early signal of the progress of those products and the Company's belief that consumption-based products may become a material source of revenue over time.
Year-to-date FY27, the Company has seen continued positive traction in paid consumption revenue and closed its first deals under Flex, its new consumption-based buying program, which became available to customers after the earnings call in June. Since the Q1 FY27 earnings call, the Company has continued to refine the CRR metric. First, the Company has incorporated Flex into the CRR calculation. In addition, the calculation now excludes certain one-time credit incentives granted to paying customers. Adjusting for these incentives, CRR as of the end of Q1 FY27 would have been closer to $15 million compared to the "nearly $20 million" discussed on the earnings call. Given continued growth in paid consumption trends, CRR has since surpassed $20 million as of June 30, 2026.
As stated on the Company's Q1 FY27 earnings call, this internal metric is new, and the Company expects its definition and calculation methodology to continue to evolve as the consumption business matures. The Company has and will continue to refine this metric to incorporate future consumption products, evolving go-to-market practices, and future buying programs.
The information in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.
Forward-Looking Statements
This Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this Form 8-K that do not relate to matters of historical fact should be considered forward-looking statements, including without limitation statements regarding the Company’s trends with respect to consumption-based products, the future uptake of the Company’s Flex program or future developments with the CRR metric. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause actual events or results to differ materially from those expressed or implied by the forward-looking statements, including the factors discussed under the caption “Risk Factors” in the Company’s Quarterly Report on Form 10-Q for the quarter ended April 30, 2026, filed with the Securities and Exchange Commission on June 2, 2026, and the Company’s other filings with the Securities and Exchange Commission. These factors could cause actual results to differ materially from those indicated by the forward-looking statements made in this Form 8-K. Any such forward-looking statements represent management’s estimates as of the date of this Form 8-K. While the Company may elect to update such forward-looking statements at some point in the future, the Company disclaims any obligation to do so, even if subsequent events cause its views to change.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Business Update Slides
104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GitLab Inc.

Dated: July 08, 2026	By:	/s/ Jessica P. Ross
Jessica P. Ross
Chief Financial Officer